UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 29, 2016

(Date of earliest event reported)

JPMCC Commercial Mortgage Securities Trust 2016-JP2
(Central Index Key Number 0001678038)

(Exact name of issuing entity)

JPMorgan Chase Bank, National Association

(Central Index Key Number 0000835271)

Benefit Street Partners CRE Finance LLC

(Central Index Key Number 0001632269)
German American Capital Corporation

(Central Index Key Number 0001541294)

Starwood Mortgage Funding VI LLC

(Central Index Key Number – Not Applicable)

(Exact name of sponsor as specified in its charter)

J.P. Morgan Chase Commercial Mortgage Securities Corp.

(Central Index Key Number 0001013611)

(Exact name of registrant as specified in its charter)

New York	333-206361-04	13-3789046
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

383 Madison Avenue New York, New York	10179
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(212) 272-6858

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On July 29, 2016, J.P. Morgan Chase Commercial Mortgage Securities Corp. (the “Depositor”) caused the issuance of the JPMCC Commercial Mortgage Securities Trust 2016-JP2, Commercial Mortgage Pass-Through Certificates, Series 2016-JP2, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2016 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor (the “Registrant”), Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. The Mortgage Loan identified as “Opry Mills” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Opry Mills Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.5. The Mortgage Loan identified as “Center 21” will be initially serviced and administered in accordance with the Pooling and Servicing Agreement prior to the related Servicing Shift Securitization Date (as defined in the Pooling and Servicing Agreement) and the Center 21 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.6. The Mortgage Loan identified as “693 Fifth Avenue” will be initially serviced and administered in accordance with the Pooling and Servicing Agreement prior to the related Servicing Shift Securitization Date and the 693 Fifth Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.7. The Mortgage Loan identified as “Renaissance Center” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Renaissance Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.8. The Mortgage Loan identified as “Hagerstown Premium Outlets” will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Hagerstown Premium Outlets Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.9.

The Mortgage Loan identified in the Pooling and Servicing Agreement as “The Shops at Crystals” will be serviced and administered pursuant to a trust and servicing agreement, dated as of July 20, 2016 (the “Shops at Crystals TSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee. An executed version of The Shops at Crystals TSA is attached hereto as Exhibit 4.2. In addition, The Shops at Crystals Mortgage Loan will be serviced and administered under The Shops at Crystals Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.10.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified in the Pooling and Servicing Agreement as “Center 21” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the Center 21 Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the Center 21 Mortgage Loan will be serviced and administered under the Center 21 Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.6.

On and after the related Servicing Shift Securitization Date, the Mortgage Loan identified in the Pooling and Servicing Agreement as “693 Fifth Avenue” will be serviced and administered by the applicable master servicer and, if necessary, the applicable special servicer, pursuant to the 693 Fifth Avenue Pooling and Servicing Agreement (as defined in the Pooling and Servicing Agreement). In addition, the 693 Fifth Avenue Mortgage Loan will be serviced and administered under the 693 Fifth Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.7.

The Mortgage Loans identified in the Pooling and Servicing Agreement as “100 East Pratt” and “Four Penn Center” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of May 1, 2016 (the “JPMDB 2016-C2 PSA”), among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. An executed version of the JPMDB 2016-C2 PSA is attached hereto as Exhibit 4.3. In addition, the 100 East Pratt Mortgage Loan will be serviced and administered under the 100 East Pratt Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.11. In addition, the Four Penn Center Mortgage Loan will be serviced and administered under the Four Penn Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.12.

The Mortgage Loans identified in the Pooling and Servicing Agreement as “Renaissance Providence Downtown Hotel” will be serviced and administered pursuant to a pooling and servicing agreement, dated as of April 1, 2016 (the “DBJPM 2016-C1 PSA”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. An executed version of the DBJPM 2016-C1 PSA is attached hereto as Exhibit 4.4. In addition, the Renaissance Providence Downtown Hotel Mortgage Loan will be serviced and administered under the Renaissance Providence Downtown Hotel Intercreditor Agreement (as defined in the Pooling and Servicing Agreement) and as to which an executed version is attached hereto as Exhibit 4.13.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (the “Public Certificates”), having an aggregate initial principal amount of $824,145,000, were sold to J.P. Morgan Securities LLC (“JPMS”), Deutsche Bank Securities Inc. (“DBSI”), Drexel Hamilton, LLC (“Drexel”) and Academy Securities, Inc. (“Academy” and, collectively with JPMS, DBSI and Drexel, the “Underwriters”), pursuant to an Underwriting Agreement, attached hereto as Exhibit 1.1 and dated July 8, 2016, among the Registrant and JPMS, for itself and on behalf of DBSI, Drexel and Academy. In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On July 29, 2016, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $824,145,000. The net proceeds of the offering to the Registrant of the issuance of the certificates, after deducting expenses payable by the Registrant of $5,073,144.31, were approximately $953,433,337.11. Of the expenses paid by the Registrant, approximately $761,611.37 were paid directly to affiliates of the Registrant, $43,874.99 in the form of fees were paid to the Underwriters, $4,188,682.96 were paid to or for the Underwriters and $4,188,682.96 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-206361) was originally declared effective on November 20, 2015.

On July 29, 2016, the Registrant sold the Class X-C, Class D, Class E, Class F, Class NR and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $115,051,708 to JPMS and DBSI, as initial purchasers, pursuant to a Certificate Purchase Agreement, dated July 8, 2016, by and among the Depositor, JPMS and DBSI (the “Certificate Purchase Agreement”). The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in JPMCC Commercial Mortgage Securities Trust 2016-JP2 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 47 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 78 commercial, multifamily and manufactured housing properties. The Mortgage Loans were acquired by the Registrant (i) from JPMCB pursuant to a Mortgage Loan Purchase Agreement, dated as of July 29, 2016 and as to which an executed version is attached hereto as Exhibit 99.1, between the Registrant and JPMCB, (ii) from Benefit Street Partners CRE Finance LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, dated as of July 29, 2016 and as to which an executed version is attached hereto as Exhibit 99.2, between the Registrant, BSP and Benefit Street Partners CRE Conduit Company, L.P., (iii) from German American Capital Corporation (“GACC”) pursuant to a Mortgage Loan Purchase Agreement, dated as of July 29, 2016 and as to which an executed version is attached hereto as Exhibit 99.3, between the Registrant and GACC and (iv) from Starwood Mortgage Funding VI LLC (“SMF VI”) pursuant to a Mortgage Loan Purchase Agreement, dated as of July 29, 2016 and as to which an executed version is attached hereto as Exhibit 99.4, between the Registrant, SMF VI and Starwood Mortgage Capital LLC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated July 11, 2016 and as filed with the Securities and Exchange Commission on July 29, 2016. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated July 8, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Deutsche Bank Securities Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.

Exhibit 4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.2	Trust and Servicing Agreement governing the issuance of the Shops at Crystals Trust 2016-CSTL certificates, dated as of July 20, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee.

Exhibit 4.3	Pooling and Servicing Agreement governing the issuance of the JPMDB 2016-C2 certificates, dated as of May 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.4	Pooling and Servicing Agreement governing the issuance of the DBJPM 2016-C1 certificates, dated as of April 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

Exhibit 4.5	Co-Lender Agreement, dated as of July 29, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-4 Holder and Citigroup Global Markets Realty Corp., as the Initial Note A-5 Holder.

Exhibit 4.6	Co-Lender Agreement, dated as of July 29, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.

Exhibit 4.7	Co-Lender Agreement, dated as of July 29, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder and JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder.

Exhibit 4.8	Co-Lender Agreement, dated as of July 19, 2016, by and among Benefit Street Partners CRE Finance LLC, as the Initial Note A-1 Holder, Benefit Street Partners CRE Finance LLC, as the Initial Note A-2 Holder and Benefit Street Partners CRE Finance LLC, as the Initial Note A-3 Holder.

Exhibit 4.9	Amended and Restated Co-Lender Agreement, dated as of July 29, 2016, by and between Wilmington Trust, National Association, as trustee for the benefit of the holders of DBJPM 2016-C1 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as the Note A-1 Holder, German American Capital Corporation, as the Note A-2 Holder, German American Capital Corporation, as the Note A-3-A Holder, German American Capital Corporation, as the Note A-3-B Holder and German American Capital Corporation, as the Note A-4 Holder.

Exhibit 4.10	Co-Lender Agreement, dated as of July 20, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Bank of America, N.A., as the Initial Note 2 Holder and Wells Fargo Bank, National Association, as the Initial Note 3 Holder.

Exhibit 4.11	Co-Lender Agreement, dated as of April 1, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-5 Holder and JPMorgan Chase Bank, National Association, as the Initial Note A-6 Holder.

Exhibit 4.12	Co-Lender Agreement, dated as of April 8, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.

Exhibit 4.13	Co-Lender Agreement, dated as of April 1, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 29, 2016.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 29, 2016 (included as part of Exhibit 5).

Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 11, 2016.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of July 29, 2016, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of July 29, 2016, between Benefit Street Partners CRE Finance LLC, as seller, Benefit Street Partners CRE Conduit Company, L.P. and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of July 29, 2016, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of July 29, 2016, between Starwood Mortgage Funding VI LLC, as seller, Starwood Mortgage Capital LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 29, 2016	J.P. MORGAN CHASE COMMERCIAL MORTGAGE SECURITIES CORP.

	By:	/s/ Bianca A. Russo
Name: Bianca A. Russo
Title: Managing Director and Secretary

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1.1	Underwriting Agreement, dated July 8, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, and J.P. Morgan Securities LLC, for itself and as representative of Deutsche Bank Securities Inc., Drexel Hamilton, LLC and Academy Securities, Inc., as underwriters.	(E)

4.1	Pooling and Servicing Agreement, dated as of July 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.2	Trust and Servicing Agreement governing the issuance of the Shops at Crystals Trust 2016-CSTL certificates, dated as of July 20, 2016, by and among J.P. Morgan Chase Commercial Securities Corp., as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee.	(E)

4.3	Pooling and Servicing Agreement governing the issuance of the JPMDB 2016-C2 certificates, dated as of May 1, 2016, by and among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)

4.4	Pooling and Servicing Agreement governing the	(E)

issuance of the DBJPM 2016-C1 certificates, dated as of April 1, 2016, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

4.5	Co-Lender Agreement, dated as of July 29, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-4 Holder and Citigroup Global Markets Realty Corp., as the Initial Note A-5 Holder.	(E)

4.6	Co-Lender Agreement, dated as of July 29, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)

4.7	Co-Lender Agreement, dated as of July 29, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder and JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder.	(E)

4.8	Co-Lender Agreement, dated as of July 19, 2016, by and among Benefit Street Partners CRE Finance LLC, as the Initial Note A-1 Holder, Benefit Street Partners CRE Finance LLC, as the Initial Note A-2 Holder and Benefit Street Partners CRE Finance LLC, as the Initial Note A-3 Holder.	(E)

4.9	Amended and Restated Co-Lender Agreement, dated as of July 29, 2016, by and between Wilmington Trust, National Association, as trustee for the benefit of the holders of DBJPM 2016-C1	(E)

Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C1, as the Note A-1 Holder, German American Capital Corporation, as the Note A-2 Holder, German American Capital Corporation, as the Note A-3-A Holder, German American Capital Corporation, as the Note A-3-B Holder and German American Capital Corporation, as the Note A-4 Holder.

4.10	Co-Lender Agreement, dated as of July 20, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Bank of America, N.A., as the Initial Note 2 Holder and Wells Fargo Bank, National Association, as the Initial Note 3 Holder.	(E)

4.11	Co-Lender Agreement, dated as of April 1, 2016, by and among JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-3 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-4 Holder, JPMorgan Chase Bank, National Association, as the Initial Note A-5 Holder and JPMorgan Chase Bank, National Association, as the Initial Note A-6 Holder.	(E)

4.12	Co-Lender Agreement, dated as of April 8, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)

4.13	Co-Lender Agreement, dated as of April 1, 2016, by and between JPMorgan Chase Bank, National Association, as the Initial Note A-1 Holder and JPMorgan Chase Bank, National Association, as the Initial Note A-2 Holder.	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated July 29, 2016.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated July 29, 2016 (included as part of Exhibit 5).	(E)

23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated July 11, 2016.	(E)

99.1	Mortgage Loan Purchase Agreement, dated as of July 29, 2016, between JPMorgan Chase Bank, National Association, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.2	Mortgage Loan Purchase Agreement, dated as of July 29, 2016, between Benefit Street Partners CRE Finance LLC, as seller, Benefit Street Partners CRE Conduit Company, L.P. and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.3	Mortgage Loan Purchase Agreement, dated as of July 29, 2016, between German American Capital Corporation, as seller, and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)

99.4	Mortgage Loan Purchase Agreement, dated as of July 29, 2016, between Starwood Mortgage Funding VI LLC, as seller, Starwood Mortgage Capital LLC and J.P. Morgan Chase Commercial Mortgage Securities Corp., as purchaser.	(E)